UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     December 14, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-6395                                          95-2119684
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  (Commission File Number)                   (IRS Employer Identification No.)

              200 Flynn Road
           Camarillo, California                           93012-8790
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  (Address of Principal Executive Offices)                 (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     (a) On December 14, 2006 the Company received an Additional Staff Determination letter from the Nasdaq Stock Market ("Nasdaq") indicating that the Company's securities are subject to delisting from The Nasdaq Global Market because the Company has not yet filed its Form 10-Q for the fiscal quarter ended October 29, 2006 ("Third Quarter Form 10-Q") and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14).

     The Company previously received similar Staff Determinations from Nasdaq regarding failure to timely file its reports for the fiscal quarter ended April 30, 2006 ("First Quarter Form 10-Q") and the fiscal quarter ended July 30, 2006 ("Second Quarter Form 10-Q") and a Nasdaq Listing Qualifications Panel ("Panel") previously set November 10, 2006 as the deadline for the Company to file all required restatements, its First Quarter Form 10-Q, and its Second Quarter Form 10-Q in order to regain compliance with Nasdaq's continued listing standards.

     As previously announced, the Nasdaq Listing and Hearings Review Council ("Listing Council"), in response to the Company's request, has called the Panel's decision for review and has stayed any future Panel determinations to suspend the Company's securities from trading until the review process runs its course. If the Listing Council determines it is appropriate, it may grant the Company additional time to regain compliance, until the earlier of 60 days from the date of its decision or 180 days from the Panel's decision.

     The press release issued by the Company on December 18, 2006 in connection with this matter is attached hereto as Exhibit 99.1

     The Company continues to cooperate with Nasdaq and will present its views with respect to the Additional Staff Determination by December 21, 2006, as requested by Nasdaq. It also continues to work diligently to file all required reports with the SEC as quickly as possible and thereby regain compliance with Nasdaq's listing requirements, but it can provide no assurances that it will be able to do so.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits
         --------

         Exhibit 99.1  Press Release of the Company dated December 18, 2006


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2006                              SEMTECH CORPORATION


                                                     By: /s/ Emeka Chukwu
                                                         ----------------
                                                         Emeka Chukwu
                                                         Chief Financial Officer


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


                                INDEX TO EXHIBITS


Exhibit Number        Description of Document
--------------        -----------------------

Exhibit 99.1          Press Release of the Company dated December 18, 2006



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